                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 13, 2008

                               Nugget Resources Inc.

                        --------------------------------

             (Exact name of registrant as specified in its charter)

    Nevada                         333-132648                   71-1049972

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(State or other                   (Commission                (IRS Employer

jurisdiction of                   File Number)               Identification No.)

incorporation)

778 Fort Street, Victoria, British Columbia                  V8W 1H2

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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (250) 385-8444

                                                      --------------

                                    N/A

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Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

Item 5 – Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 13, 2008, we have appointed Matthew Markin to act as our

President, Secretary, Treasurer and as a director.  Mr. Markin replaces Mr.

Peter Sorel in the officer positions, though Mr. Sorel remains a director of our company.

There is no material plan, contract, arrangement, to which Mr. Sorel or Mr.

Markin is a party in connection with the aforementioned resignation and appointments.

                              Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 13, 2007                       Nugget Resources Inc.

                                    By:  /s/ Matthew Markin

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                                        Matthew Markin, President